UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2016

Gladstone Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00237	54-2040781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Set forth below are certain preliminary estimates of our financial condition and results of operations for the year ended September 30, 2016. These estimates are subject to the completion of our financial closing procedures, including an independent audit, and are not a comprehensive statement of our financial results for the year ended September 30, 2016 or anytime thereafter. We advise you that our actual results may differ materially from these estimates as a result of the completion of our independent audit, financial closing procedures and other developments arising between now and the time that we expect to finalize financial results for the year ended September 30, 2016 in November of this year.

Net investment income per weighted average share of common stock outstanding is estimated to have totaled $0.84 for the year ended September 30, 2016.

Net asset value per share of common stock outstanding as of September 30, 2016 and October 24, 2016 is estimated to be between $8.05 to $8.15.

We expect to announce final results of operations for the three months and year ended September 30, 2016 on November 21, 2016 prior to the opening of the financial markets.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. PricewaterhouseCoopers LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This communication contains forward-looking statements which are based upon the current expectations of the Company and its management and are inherently uncertain. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made and are based on information available to the Company as of the date hereof and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2016	GLADSTONE CAPITAL CORPORATION

	By:	/s/ Nicole Schaltenbrand
Nicole Schaltenbrand Chief Financial Officer & Treasurer